UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 18, 2009

OSCIENT PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	0-10824	04-2297484
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Winter Street, Suite 2200

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(781) 398-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On May 18, 2009 Oscient Pharmaceuticals Corporation (the “Company”) received a Paragraph IV Certification Notice in accordance with 21 U.S.C. 355(j)(2)(B)(iv) from Paddock Laboratories, Inc. (“Paddock”), advising the Company of the filing of an Abbreviated New Drug Application (“ANDA”) with the U.S. Food and Drug Administration (“FDA”) for a generic version of ANTARA® (fenofibrate) capsules. The Company received the certification as the holder of the New Drug Application for ANTARA.

Paddock’s certification notice sets forth allegations that the FDA Orange Book listed patent, U.S. Patent No. 7,101,574 (the “‘574 Patent”), is invalid and/or will not be infringed by the commercial manufacture, use or sale of the drug product described in Paddock’s ANDA. The ‘574 Patent expires in 2020.

Paddock’s certification notice represents the second such notice received by the Company with respect to the ‘574 Patent. As previously disclosed by the Company on Form 8-K filed January 15, 2009, the Company filed a lawsuit in the United States District Court for the District of Maryland against Lupin, Ltd. and its subsidiary Lupin Pharmaceuticals, Inc. for infringement of the ‘574 Patent.

The Company is evaluating the Paragraph IV Certification Notice received from Paddock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSCIENT PHARMACEUTICALS CORPORATION

By:	/s/ Philippe M. Maitre
Name:	Philippe M. Maitre
Title:	Executive Vice President and Chief Financial Officer

Date: May 19, 2009